The Lincoln National Life Insurance Company

JPF Variable Annuity Separate Account II

 of Jefferson Pilot Financial Insurance Company

Supplement to Prospectus

and Statement of Additional Information

July 2, 2007

Merger

On July 2, 2007, Jefferson Pilot Financial Insurance Company was merged with The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana domiciled insurance company (the “Merger”).  Both companies are subsidiaries of Lincoln National Corporation (“LNC”).  LNC is a publicly held insurance and financial services holding company incorporated in Indiana.

Transfer of JPF Variable Annuity Separate Account II

As a part of the merger of the two insurance companies, JPF Variable Annuity Separate Account II was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Variable Annuity Account JF-II.   The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life.  The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer.

As a result of the Merger and the Transfer, your prospectus is amended as follows:

1.     All references to Jefferson Pilot Financial Insurance Company (JPFIC, the Company, we, us, and our) refer to Lincoln Life unless Jefferson Pilot Financial Insurance Company is specifically referenced.  All references to JPF Variable Annuity Separate Account II or to the Separate Account refer to Lincoln Life Variable Annuity Account JF-II unless JPF Variable Annuity Separate Account II is specifically referenced.

2.     The following description of Lincoln Life is added to your prospectus and statement of additional information as they have been supplemented to replace the description of JPFIC and its predecessor companies:

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life.   On July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life.  As a result of Lincoln Life’s merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991.  At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America.  On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska.  As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department.

The Policy will be administered at the Service Office at 1300 South Clinton Street, Fort Wayne, Indiana; the telephone number will remain 800-258-3648.

3.     The following description of the Separate Account is added to your prospectus and statement of additional information to supplement the description of the Separate Account:

On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, JPF Variable Annuity Separate Account II was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Variable Annuity Account JF-II.   The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life.  The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer.  As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana.  Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company.  These assets are held for our variable life insurance policies and variable annuities.

4.     The section entitled Financial Statements is replaced in its entirety with the following:

The financial statements of the Separate Account, and the consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary, Jefferson-Pilot Life Insurance Company and subsidiary, and The Lincoln National Life Insurance Company, as well as supplemental consolidated financial statements for Lincoln Life, are located in the SAI.  If you would like a free copy of the SAI, complete and mail the request on the last page of the prospectus to the address shown there, or call 1-800-258-3648.

Please retain this supplement for future reference.